UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 24, 2004

                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     0-07418                 76-0478045
(STATE OR OTHER JURISDICTION OF.     (COMMISSION FILE          (IRS EMPLOYER
         INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)


2901 WEST SAM HOUSTON PARKWAY NORTH, SUITE E-300, HOUSTON, TEXAS    77041
----------------------------------------------------------------    -----
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 896-0500

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NUMBER
99.1            Press Release dated May 24, 2004, entitled "eLinear Announces Fiscal Q1 Results and
                Record Revenue of $4.2 Million"


Item 12.  REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated May 24, 2004, announcing record revenue of $4.2 million, balance sheets and statements of operations for the three months ended March 31, 2004 and 2003, and significant first fiscal quarter achievements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               eLinear, Inc.

                                               (Registrant)

                                               By:  /s/ Kevan M. Casey
                                                    ------------------
                                                    (Signature)

                                                    Kevan M. Casey
                                                    Chief Executive Officer

May 27, 2004
(Date)